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                                                                   EXHIBIT 10.10

                  AMENDMENT TO MANAGEMENT SERVICES AGREEMENT


          This AMENDMENT TO MANAGEMENT SERVICES AGREEMENT (this "Amendment") is
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entered into and effective as of February 1, 2000, and entered into by and between THE RIGHT START, INC., a California corporation (the "TRS") and
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RIGHTSTART.COM INC., a Delaware corporation ("RSC").
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                                   RECITALS

          WHEREAS, TRS and RSC entered into the MANAGEMENT SERVICES AGREEMENT as of July 9, 1999 (the "Existing Agreement"; all capitalized terms used in this
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Amendment without definition shall have the meaning assigned to such terms in the Existing Agreement);

          WHEREAS, TRS and RSC would like to amend the Existing Agreement as of the date noted above to change the rate at which RSC pays TRS for certain services from 105% of certain costs to 102% of such costs;

          WHEREAS, TRS and RSC would also like to amend the Existing Agreement as of the date noted above to change the time at which Common Inventory will be required to be pre-ordered to meet expected customer demand;

          NOW, THEREFORE, in consideration of these premises, the agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   AGREEMENT

     1.   Amendment to Subsection 2(b) of the Loan Agreement. Subsection 2(b) is
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hereby deleted in its entirety and the following substituted therefor:

     "Inventory Supply Services. In full consideration for the Inventory Supply
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     Services referred to in Section 2(a) above, Sub shall pay the Company 102%, multiplied by the sum of (x) the direct cost of the goods supplied to Sub,
     (y) the inbound freight charges, and (z) all other costs charged to the Company by its suppliers."

     2.   Amendment to Subsection 2(a)(i) of the Loan Agreement.  Subsection
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2(a)(i) is hereby deleted in its entirety and the following substituted
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therefor:
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     "(i)  Until August 31, 2000, Sub shall purchase Common Inventory from the
     Company on an as needed basis in order to immediately fulfill individual customer orders."

     3.   Effect of Amendment; Ratification.  From and after the Effective Date,
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all references in the Existing Agreement to the Existing Agreement shall mean the Existing Agreement as amended by this Amendment. The terms and provisions set forth in this Amendment shall amend and supersede all inconsistent terms and provisions set forth in the Existing Agreement, except as expressly modified and superseded by this Amendment, the terms and provisions of the Existing Agreement are hereby ratified and confirmed and are and shall continue in full force and effect.

     4.   Counterparts.  This Amendment may be executed in any number of
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counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery via facsimile of an executed counterpart of a signature page of this Amendment shall be effective as delivery of a manually-executed counterpart of this Amendment.

     5.   Governing Law.  This Amendment shall be governed by, and shall be
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construed and enforced in accordance with, the internal laws of the State of
California, without regard to conflicts of laws principles.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by a duly authorized officer as of the date first above written.



                                        THE RIGHT START, INC.



                                        By: /s/ Jerry R. Welch
                                        Name:   Jerry R. Welch
                                        Its:  President



                                        RIGHTSTART.COM INC.



                                        By: /s/ Jerry R. Welch
                                        Name:   Jerry R. Welch
                                        Its:  President

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